Exhibit 10.28

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment (this “Amendment”) with respect to that certain Credit Agreement, dated as of January 27, 2011 (the “Credit Agreement”), by and among EMPRESA ELÉCTRICA NUEVA ESPERANZA S.R.L., as borrower (the “Borrower”), BPZ RESOURCES, INC. and BPZ EXPLORACIÓN & PRODUCCIÓN S.R.L., as guarantors (the “Guarantors” and, together with the Borrower, the “Loan Parties”), the Lenders party thereto from time to time (the “Lenders”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (the “Administrative Agent”), is entered into as of September 12, 2011. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS:

In accordance with Section 11.4 of the Credit Agreement, the parties hereto have agreed to amend the Credit Agreement, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1.  Amendment. Subject to the satisfaction of the conditions to effectiveness specified in Article V, but with effect on and after the date hereof (such date, as referred to herein, the “Effective Date”), the Credit Agreement is hereby amended as follows:

(i) the defined term “Consolidated Total Debt” set forth in Section 1.1 of the Credit Agreement is deleted and replaced in its entirety by the following:

“Consolidated Total Debt” means, with respect to any Person and its Consolidated Subsidiaries on any date, the aggregate principal amount of all Debt (other than with respect to Corvina Offshore Field Project Payments) of such Person and its Consolidated Subsidiaries on such date, determined on a Consolidated basis in accordance with GAAP, excluding, for the avoidance of doubt, any Permitted Intercompany Debt.

(ii) a new defined term is added to Section 1.1 of the Credit Agreement, as follows:

“Corvina Offshore Field Project Payments” means payments made or owed to Soluciones Energeticas by any Loan Party in respect of contractual arrangements between any Loan Party and Soluciones Energeticas for amounts invoiced by any third party contractor or supplier with respect to work, materials, equipment or services related to the Corvina Offshore Field Project Completion which are required to be reimbursed or paid under such contractual arrangements pursuant to an agreement between any Loan Party and Soluciones Energeticas in form and substance reasonably satisfactory to the Administrative Agent.”

(iii) a new defined term is added to Section 1.1. of the Credit Agreement, as follows:

“Soluciones Energeticas” means Soluciones Energeticas S.R.L., a limited liability company (sociedad comercial responsabilidad limitada) organized and existing under the laws of the Republic of Perú.”

(iv) Section 7.8 of the Credit Agreement is amended by adding the following subclause (h):

“(h) Corvina Offshore Field Project Payments.”

(v) Section 7.17 of the Credit Agreement is amended by adding the following subclause (e):

“(e) to the extent otherwise limited by this Section 7.17, Corvina Offshore Field Project Payments.”

(vi) Section 7.18 of the Credit Agreement is amended by adding the following subclause (g):

“(g) to the extent otherwise limited by this Section 7.18, Corvina Offshore Field Project Payments.”

SECTION 2.  Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties that:

(a)           this Amendment has been duly and validly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or in law); and

(b)           each of the representations and warranties made by each Loan Party in or pursuant to the Credit Agreement is: (1) if such representation and warranty is qualified as to materiality or by reference to the existence of a Material Adverse Effect, true and correct to the extent of such qualification on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), or (2) if such representation and warranty is not so qualified, true and correct in all material respects on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 3.  Effectiveness. The amendments to the Credit Agreement set forth in Section 1 shall become effective as of the Effective Date, upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the Loan Parties and the Lenders.

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SECTION 4.  Reference to and Effect on the Loan Documents.

(a)           On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

(b)           The Credit Agreement, as specifically modified by this Amendment, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 5.  Counterparts. This Amendment may be executed and delivered in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic counterpart to this Amendment shall be effective as manual delivery thereof.

SECTION 6.  Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 7.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

EMPRESA ELECTRICA NUEVA ESPERANZA S.R.L.,
as Borrower

By:	/s/ Rafael Zoeger
Name: Rafael Zoeger
Title: General Manager

[Signature Page to Second Amendment to Credit Agreement]

BPZ RESOURCES, INC.,
as Guarantor

By:	/s/ Richard S Menniti
Name: Richard S Menniti
Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

BPZ EXPLORACION & PRODUCCION S.R.L.,
as Guarantor

By:	/s/ Rafael Zoeger
Name: Rafael Zoeger
Title: General Manager

[Signature Page to Second Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:	/s/ Martin Cameo
Name: Martin Cameo
Title: Director

By:	/s/ Manuel Rodriguez Moreno
Name: Manuel Rodriguez Moreno
Title: Director

[Signature Page to Second Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Martin Cameo
Name: Martin Cameo
Title: Director

By:	/s/ Manuel Rodriguez Moreno
Name: Manuel Rodriguez Moreno
Title: Director

[Signature Page to Second Amendment to Credit Agreement]